Supplement to the
Fidelity® Extended Market Index Fund, Fidelity® International Index Fund, and Fidelity® Total Market Index Fund
April 29, 2025
STATEMENT OF ADDITIONAL INFORMATION
The following information replaces similar information found in the "Investment Policies and Limitations" section.
Diversification
For each fund (other than Fidelity® Total Market Index Fund):
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
For Fidelity® Total Market Index Fund:
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer; provided that the fund intends to be diversified in approximately the same proportion as the fund's underlying index is diversified.
The following information replaces similar information found in the "Investment Policies and Limitations" section.
In addition to each fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.
Subchapter M generally requires Fidelity® Total Market Index Fund to invest no more than 25% of its total assets in securities of any one issuer or in the securities of certain publicly-traded partnerships and to invest at least 50% of its total assets so that (a) no more than 5% of Fidelity® Total Market Index Fund's total assets are invested in securities of any one issuer, and (b) Fidelity® Total Market Index Fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of Fidelity® Total Market Index Fund's taxable year.

SIF-I-SSTK-1125-113-1.935052.113	November 10, 2025